As filed with the Securities and Exchange Commission on October 5, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 5, 2015

B&G Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32316	13-3918742
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Four Gatehall Drive, Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (973) 401-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On October 5, 2015, B&G Foods will be making a slide presentation to prospective lenders for the purpose of obtaining debt financing in connection with B&G Foods’ previously announced agreement to acquire the Green Giant and Le Sueur brands and certain related assets from General Mills.  Attached hereto as Exhibit 99.1 are excerpts from the slide presentation.  The information contained in Exhibit 99.1 is incorporated by reference herein and is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

99.1             Excerpts from Lender Presentation dated October 5, 2015, furnished pursuant to Item 7.01

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B&G FOODS, INC.

Dated: October 5, 2015	By:	/s/ Scott E. Lerner
Scott E. Lerner
Executive Vice President, General Counsel and Secretary